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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 1996

                            TARGET THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-19801                                   95-3962471
(Commission File Number)                   (IRS Employer Identification No.)

47201 Lakeview Blvd., Fremont, CA                      94538
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:        (510) 440-7700
                                                     --------------------------

                                       N/A
          (Former name or former address, if changed since last report)
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Item 2.           Acquisition or Disposition of Assets.

         On April 29, 1996, Target Therapeutics, Inc., a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Agreement") with Interventional Therapeutics Corporation, a California corporation ("ITC") and TTI Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Registrant ("Sub"), pursuant to which Registrant agreed to acquire ITC via the merger of Sub with and into ITC. At the effective time of the merger, May 23, 1996, Registrant acquired from the shareholders and optionholders of ITC all of the issued and outstanding stock and options of ITC in exchange for Common Stock and options to purchase Common Stock of Registrant and ITC became a wholly-owned subsidiary of Registrant. Registrant has issued or reserved for issuance up to an aggregate of 331,133 shares of Registrant's Common Stock (including shares issuable upon exercise of options to purchase Registrant's Common Stock) in exchange for all of the outstanding stock and options of ITC, to be decreased in proportion to cash issued in lieu of fractional shares. The amount of consideration to be paid by Registrant in connection with this acquisition was determined based on arms-length negotiations between Registrant, ITC and their respective representatives.

         ITC designs, manufactures and markets products to address vascular diseases and disorders of the brain.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Acquired Business.

         As it is impracticable to provide the required financial statements with respect to the business acquired at the time that this report is filed, such financial statements will be filed as soon as they become available and in any event not later than August 6, 1996.

(b)      Pro Forma Financial Information.

         As it is impracticable to provide the required financial information with respect to the business acquired at the time that this report is filed, such financial information will be filed as soon as it becomes available and in any event not later than August 6, 1996.

(c)      Exhibits.

         2.1 Agreement and Plan of Reorganization dated April 29, 1996 between the Registrant, Interventional Therapeutics Corporation and TTI Acquisition Corporation (a wholly-owned subsidiary of Registrant).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TARGET THERAPEUTICS, INC.
                                (Registrant)


Dated:  June 6, 1996     By:    /s/ Robert E. McNamara
                                ------------------------------------------------
                                Robert E. McNamara
                                Vice President, Finance and Administration,
                                Chief Financial Officer (Principal Financial and
                                Accounting Officer) and Assistant Secretary

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                                INDEX TO EXHIBITS

      (c)      Exhibits.

      2.1 Agreement and Plan of Reorganization dated April 29, 1996 between the Registrant, Interventional Therapeutics Corporation and TTI Acquisition Corporation (a wholly-owned subsidiary of Registrant).